Pilgrim's Pride Corporation

Financial Results for
Third Quarter Ended
September 23, 2012

Cautionary Notes and Forward-Looking Statements

- Statements contained in this presentation that share our intentions, beliefs, expectations or predictions for the future, denoted by the words "anticipate," "believe," "estimate," "should," "expect," "project," "plan," "imply," "intend," "foresee" and similar expressions, are forward-looking statements that reflect our current views about future events and are subject to risks, uncertainties and assumptions. Such risks, uncertainties and assumptions include the following matters affecting the chicken industry generally, including fluctuations in the commodity prices of feed ingredients and chicken; actions and decisions of our creditors; while JBS USA Holdings, Inc. ("JBS USA") has significant acquisition experience and historically has been able to realize substantial benefits through synergies, JBS USA may not be able to fully achieve all of the anticipated synergistic from the sale of 67% of the company's common stock to JBS USA within the time frames expected; our ability to obtain and maintain commercially reasonable terms with vendors and service providers; our ability to maintain contracts that are critical to our operations; our ability to retain management and other key individuals; certain of our reorganization and exit or disposal activities, including selling assets, idling facilities, reducing production and reducing workforce, resulted in reduced capacities and sales volumes and may have a disproportionate impact on our income relative to the cost savings; risk that the amounts of cash from operations together with amounts available under our exit credit facility will not be sufficient to fund our operations; management of our cash resources, particularly in light of our substantial leverage; restrictions imposed by, and as a result of, our substantial leverage; additional outbreaks of avian influenza or other diseases, either in our own flocks or elsewhere, affecting our ability to conduct our operations and/or demand for our poultry products; contamination of our products, which has previously and can in the future lead to product liability claims and product recalls; exposure to risks related to product liability, product recalls, property damage and injuries to persons, for which insurance coverage is expensive, limited and potentially inadequate; changes in laws or regulations affecting our operations or the application thereof; new immigration legislation or increased enforcement efforts in connection with existing immigration legislation that cause our costs of business to increase, cause us to change the way in which we do business or otherwise disrupt our operations; competitive factors and pricing pressures or the loss of one or more of our largest customers; currency exchange rate fluctuations, trade barriers, exchange controls, expropriation and other risks associated with foreign operations; disruptions in international markets and distribution channels, including exports to Russia, the anti-dumping proceeding in Ukraine and the anti-dumping and countervailing duty proceeding in China; and the impact of uncertainties of litigation as well as other risks described herein and under "Risk Factors" in the Company's Annual Report on Form 10-K filed with the Securities and Exchange Commission (the "SEC").
- Actual results could differ materially from those projected in these forward-looking statements as a result of these factors, among others, many of which are beyond our control. In making these statements, we are not undertaking, and specifically decline to undertake, any obligation to address or update each or any factor in future filings or communications regarding our business or results, and we are not undertaking to address how any of these factors may have caused changes to information contained in previous filings or communications. Although we have attempted to list comprehensively these important cautionary risk factors, we must caution investors and others that other factors may in the future prove to be important and affecting our business or results of operations.
- We have included certain information regarding our results of operations and components thereof that have been adjusted to exclude charges associated with the company's restructuring under Chapter 11 Bankruptcy protection and other additional reorganization items. We have included this information as we believe that investors may be interested in our results excluding these items as this is a way our management analyzes our results from continuing operations.
- "EBITDA" is defined as net income (loss) from continuing operations plus interest, income taxes, depreciation and amortization. "Adjusted EBITDA" is defined as the sum of EBITDA plus restructuring charges, reorganization items and loss on early extinguishment of debt less net income attributable to noncontrolling interests. Our method of computation may or may not be comparable to other similarly titled measures used in filings with the SEC by other companies. See the consolidated statements of income and consolidated statements of cash flows included in our financial statements. EBITDA is presented because we believe it provides meaningful additional information concerning a company's operating results and its ability to service long-term debt and to fund its growth, and we believe it is frequently used by securities analysts, investors and other interested parties, in addition to and not in lieu of results under U.S. Generally Accepted Accounting Principles (GAAP), to compare the performance of companies. We believe investors would be interested in our Adjusted EBITDA because this is how our management analyzes EBITDA from continuing operations. The Company also believes that Adjusted EBITDA, in combination with the Company's financial results calculated in accordance with GAAP, provides investors with additional perspective regarding the impact of certain significant items on EBITDA and facilitates a more direct comparison of its performance with its competitors. EBITDA and Adjusted EBITDA are not measurements of financial performance under GAAP and should not be considered as an alternative to cash flow from operating activities or as a measure of liquidity or an alternative to net income as indicators of our operating performance or any other measures of performance derived in accordance with GAAP.

Exports



US Chicken Exports
Million Pounds
750
700
650
600
550
500
450
400
350
300
250
463
506
514
636
554
595
497
598
566
599
521
593
668
603
693
648
Jan
Feb
Mar
Apr
May
Jun
Jul
Aug
Sep
Oct
Nov
Dec
2011
2012

- Continued strength in exports as year to date chicken exports are up 7% from 2011 and are on pace to exceed USDA's 7.1 billion pound forecast.

Source: USDA-FAS

Feed Costs


CME Corn Futures
$9.50
$8.50
$7.50
$6.50
$5.50
$4.50
$3.50
$2.50
$1.50
1/4/2010
3/4/2010
5/4/2010
7/4/2010
9/4/2010
11/4/2010
1/4/2011
3/4/2011
5/4/2011
7/4/2011
9/4/2011
11/4/2011
1/4/2012
3/4/2012
5/4/2012
7/4/2012
9/4/2012


CME Soybean Meal Futures
$575.00
$525.00
$475.00
$425.00
$375.00
$325.00
$275.00
$225.00
$175.00
$125.00
1/4/2010
3/4/2010
5/4/2010
7/4/2010
9/4/2010
11/4/2010
1/4/2011
3/4/2011
5/4/2011
7/4/2011
9/4/2011
11/4/2011
1/4/2012
3/4/2012
5/4/2012
7/4/2012
9/4/2012

- Corn prices are projected to rise over 30% from 2011 as US corn inventories continued to be impacted by historic drought.
- Soybean meal futures are trading at all time highs due to large crop losses in South America combined with large losses in the US.

Source: CME

Chicken Production


Broiler Type Hatching Layers
58,000
56,000
54,000
52,000
50,000
48,000
46,000
Thousand Head
Jan
Feb
Mar
Apr
May
Jun
Jul
Aug
Sep
Oct
Nov
Dec
2011
2012
5 Year Average


Intended Pullet Placements
8,500
8,000
7,500
7,000
6,500
6,000
5,500
5,000
Thousand Head
Jan
Feb
Mar
Apr
May
Jun
Jul
Aug
Sep
Oct
Nov
Dec
2011
2012
5 Year Average

- Average hatching layers decreased in September to 49.4 million birds or 3.5% below 2011 levels. Intended pullet placements in September were up .3% from last year.
- Reduced total layer supply should keep egg production low as we head into 2013.

Source: USDA-NASS

Chicken Production


19 State Weekly Eggs Set
220,000
210,000
200,000
190,000
180,000
170,000
160,000
150,000
Thousands
2011
2012
5 Year Avg


19 State Weekly Chicks Placed
180,000
175,000
170,000
165,000
160,000
155,000
150,000
145,000
140,000
135,000
Thousands
2011
2012
5 Year Avg

- Eggs set were 177 million, the lowest absolute number in over 5 years as producers begin to respond to record live costs.
- YTD eggs set are 3% below 2011.

Source: USDA-NASS

Urner Barry Chicken Prices



GA Dock
$/Lb.
1.00
0.95
0.90
0.85
0.80
0.75
0.70
2011
2012
5 Year Average



UB MW Boneless, Skinless Breast
$/Lb.
1.80
1.60
1.40
1.20
1.00
0.80
0.60
2011
2012
5 Year Average



UB MW Leg Quarters
$/Lb.
0.55
0.50
0.45
0.40
0.35
0.30
0.25
2011
2012
5 Year Average



UB MW Wings
$/Lb.
2.05
1.85
1.65
1.45
1.25
1.05
0.85
0.65
0.45
0.25
2011
2012
5 Year Average

Source: Urner Barry

Cold Storage



Chicken Cold Storage
Millions
850
800
750
700
650
600
550
500
669
652
Jan-12
Feb-12
Mar-12
Apr-12
May-12
Jun-12
Jul-12
Aug-12
Sep-12
Oct-12
Nov-12
Dec-12
2011 Total Cold Storage
2012 Total Cold Storage
5 Year Average

Total chicken in cold storage is down 2.7% from October 2011 due to lower industry production levels and strong exports during 2012.

Source: USDA-NASS

Third Quarter 2012 Financial Review

Main Indicators ($M)	3Q12	3Q11
Net Revenue	2,068.5	1,891.2
Gross (Loss) Profit	106.1	(62.4)
SG&A	41.8	51.2
Interest	25.0	27.6
Net Income	42.9	(162.5)
Net Income per Share	0.17	(0.72)
EBITDA (US GAAP) *	103.0	(84.1)
EBITDA Margin	5.0%	-4.4%

* See Appendix for reconciliation of EBITDA to US GAAP Net Income

- Top line sales increased 9.4% compared to 2011
  - 1.4% increase in volume in US and 4.6% increase in volume in Mexico
  - Prices 7.6% higher in US and 8.8% higher in Mexico
- Gross Profit improved $168.5MM on better plant costs/ yields and optimizing mix
- Reduction of 18.4% in SG&A compared to last year
- EBITDA swing of $205.7 M for the quarter
- Net income of $42.9M compared to a $162.5 loss in the same period last year
- Feed Ingredients were $56 M higher Q3 2012 over Q3 2011

Third Quarter 2012 – Net Debt

Debt ($M)	2011	1Q 2012	2Q 2012	3Q 2012
Cash + Restricted Cash	$49.50	$52.40	$53.90	$59.60
Current Portion of LTD	$15.60	$15.60	$15.60	$15.60
LTD	$1,458.00	$1,249.50	$1,214.60	$1,151.10
Net Debt	$1,424.20	$1,212.70	$1,176.30	$1,107.20



$1176.37
$78.8
$14.7
$10.3
$7.2
$24.5
$16.8
$1107.2
Cash Flow from Operations:
$75.6 MM
Initial Debt
Operating FCF after Interest
inventories
AR and AP
Pension/ others
CAPEX
Sale of Assets
Final Debt

- Net Debt reduced to $1.1B at the end of the 3Q 12;
- Operating cash flows contributed to a $75.6M reduction
  - Total inventory decreased by $9M over Q2, despite $40M increase in Live and Feed Inventory over prior quarter
- Sale of $16.2M in assets, including the Table Egg Business

Liquidity

Sources of Liquidity	Facility Amount			Amount Outstanding			Amount Available		
	Q1 2012	Q2 2012	Q3 2012	Q1 2012	Q2 2012	Q3 2012	Q1 2012	Q2 2012	Q3 2012
Cash and cash equivalents	-	-	-	-	-	-	47.6	49.2	55
Short-term investments in available-for-sale securities	-	-	-	-	-	-	0.7	0.5	-
Borrowing arrangements:									
Exit Credit Facility	700	700	700	192.6	161.5	101.8	439.2	476.2	573.6
ING Credit Facility	43.7	40.2	42.9	-	-	-	43.7	40.2	42.9

- ✓ Liquidity has improved every quarter this year, reaching our best position in over five years at $671.5M

Capital Expenditures

- 2011 Actual = $136 million
- 2012 Capital expenditure original estimate <= $120 million
- 2012 Estimate <= $100 million


179.3
64.0
39.2
18.7
14.1
136.0
16.6
20.9
24.5
2010 Total
Q1
Q2
Q3
Q4
2011 Total
Q1
Q2
Q3

Revenue Drivers



2004 Revenue Share by Part
Skin and Bone
Breast Meat
Tenders
Wings
Leg Quarters
2%
15%
17%
13%
53%



2012 Revenue Share by Part
Skin and Bone
Breast Meat
Tenders
Wings
Leg Quarters
6%
21%
37%
25%
11%

- Breast meat has declined 16% in total share of WOG revenue since 2004. Tenders have dropped modestly during the same period.
- Rendered parts, wings and leg quarters have all gained in relative value during the same period.

IR Contact

Investor Relations:	Rosemary Geelan
E-mail:	**rosemary.geelan@pilgrims.com**
Phone:	**+1 (970) 506-8192**
Address:	**1770 Promontory Circle** **Greeley, CO 80634 USA**
Website:	**www.pilgrims.com**

Appendix: EBITDA Reconciliation

NOTE: "EBITDA" is defined as the sum of income (loss) from continuing operations plus interest, taxes, depreciation and amortization. "Adjusted EBITDA" is defined as the sum of EBITDA plus restructuring charges, reorganization items and loss on early extinguishment of debt less net income attributable to noncontrolling interests. EBITDA is presented because it is used by management and we believe it is frequently used by securities analysts, investors and other interested parties, in addition to and not in lieu of results prepared in conformity with accounting principles generally accepted in the US ("GAAP"), to compare the performance of companies. We believe investors would be interested in our Adjusted EBITDA because this is how our management analyzes EBITDA from continuing operations. The Company also believes that Adjusted EBITDA, in combination with the Company's financial results calculated in accordance with GAAP, provides investors with additional perspective regarding the impact of certain significant items on EBITDA and facilitates a more direct comparison of its performance with its competitors. EBITDA and Adjusted EBITDA are not measurements of financial performance under GAAP. They should not be considered as an alternative to cash flow from operating activities or as a measure of liquidity or an alternative to net income as indicators of our operating performance or any other measures of performance derived in accordance with GAAP.

	Thirteen Weeks Ended		Thirty-Nine Weeks Ended	
	September 23, 2012	September 25, 2011	September 23, 2012	September 25, 2011
	(In thousands)		(In thousands)	
Net income (loss) from continuing operations	$ 42,941	$ (162,800)	$ 151,692	$ (410,627)
Add:				
Income tax expense (benefit)	1,049	(60)	(656)	(6,462)
Interest expense, net	25,004	27,607	77,544	81,552
Depreciation and amortization	36,431	53,631	108,408	159,425
Minus:				
Amortization of capitalized loan costs	2,469	2,515	7,405	7,008
EBITDA	102,956	(84,137)	329,583	(183,120)
Add:				
Restructuring charges	2,647	11,472	5,921	12,740
Minus:				
Net income (loss) attributable to noncontrolling interest	10	(284)	230	790
Adjusted EBITDA	$ 105,593	$ (72,381)	$ 335,274	$ (171,170)